SUPPLEMENT DATED JANUARY 30, 2013 TO THE PROSPECTUS
DATED JULY 31, 2012

Arden Sage Triton Fund, L.L.C.
(the “Fund”)

Capitalized terms used in this Supplement and not defined have the same meanings as set forth in the Prospectus.

I.           Change in Investment Committee

Effective January 2013, Paul S. Platkin and Matthew Bianco will no longer be members of the Fund’s Investment Committee.  Otherwise, the composition of the Fund’s Investment Committee remains unchanged.  There are no material changes to the Fund’s principal investment strategies that are currently being contemplated.  However, some shifts in the Fund’s investment style are anticipated, including a potential greater focus on relative value strategies (with a somewhat lesser emphasis on long short strategies), and an active focus on reducing the Fund’s illiquid positions (i.e., side pocket holdings).

II.           Change in Expense Limitation

Effective April 1, 2013, the Board of Managers approved a change in the Fund’s Expense Limitation from 1.70% to 2.25%, which will have the effect of increasing the Fund’s net expenses by the amount of the adjustment.  All references to the “Expense Limitation” in the Prospectus shall mean 2.25% effective April 1, 2013.  Accordingly, the section captioned “Summary of Fund Expenses” in the Prospectus is restated as follows:

The following table illustrates the expenses and fees that the Fund expects to incur and that investors can expect to bear.

Investor Transaction Expenses

Maximum Sales Load (as a percentage of offering price) (1)	2.00%
Repurchase Fee (as percentage of value of Units repurchased)	None

Annual Expenses (as a percentage of net assets attributable to Units)

Management Fee (2)	0.75%
Other Expenses (3)	1.58%
Acquired Fund Fees and Expenses (4)	5.26%
Total Annual Expenses (5)	7.59%
Less: Amount Paid or Absorbed Under Expense Limitation Agreement (5)	(0.08%)
Net Annual Expenses (5)	7.51%

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(1)
In connection with initial and additional investments, investors may be charged a sales load of up to 2% of the amounts transmitted in connection with their capital contributions.  No sales load will be charged to certain types of investors.  (See "Purchases of Units —Distribution and Member Services.")

(2)
Includes only the Master Fund Management Fee.  The Fund's Management Fee is not reflected in this table since, under the Advisory Agreement, the Fund is not subject to the Management Fee so long as substantially all of the Fund's assets are invested in the Master Fund.

(3)
Reflects an estimate of all expected ordinary operating expenses for the current fiscal year, including a Distribution Fee of 0.75%.  "Other Expenses" include ordinary operating expenses of the Master Fund (including a Master Fund Administration Fee, but not the Master Fund Management Fee, which is noted separately in the table) that are expected to be borne by the Fund for the current fiscal year.  "Other Expenses" do not include any fees or expenses charged by a Portfolio Fund (which are reflected separately under "Acquired Fund Fees and Expenses").  The amount of the Fund's net assets used in calculating this percentage was based on net assets of approximately $31.5 million as of December 31, 2012.  For a more complete description of the various fees and expenses of the Fund, see "Fees and Expenses," "The Adviser" and "Purchases of Units."

(4)
Includes the fees and expenses of the Portfolio Funds in which the Master Fund is already invested.  Specifically, a Portfolio Fund is generally expected to be subject to management fees that range between 1.0%-2.0% of the total net assets managed by a Portfolio Manager and performance fees or incentive allocations that range between 15%-25% of its net capital appreciation (if any).  Fees and expenses of Portfolio Funds are based on historic fees and expenses.  Future Portfolio Funds' fees and expenses may be substantially higher or lower because certain fees are based on the performance of the Portfolio Funds, which may fluctuate over time.  The amount of the Fund's average net assets used in calculating this percentage was based on net assets of approximately $31.5 million as of December 31, 2012.

(5)
This amount is estimated for the current fiscal year.  The Adviser and the Fund have entered into an expense limitation and reimbursement agreement (the "Expense Limitation Agreement") under which the Adviser (or its affiliate) has agreed to pay or absorb the ordinary operating expenses of the Fund (including organization and offering expenses as well as the portion of the Master Fund's fees and expenses borne by the Fund, but excluding any Portfolio Fund fees and expenses, interest, brokerage commissions and extraordinary expenses of the Fund) accrued on or after April 1, 2013, to the extent necessary to limit the ordinary operating expenses of the Fund to 2.25% per annum (prior to April 1, 2013, 1.70% per annum) of the Fund's average monthly net assets (the "Expense Limitation").  In consideration of the Adviser's agreement to limit the Fund's expenses, the Fund will carry forward the amount of expenses paid or absorbed by the Adviser (or its affiliate) in excess of the Expense Limitation ("Excess Operating Expenses") for a period not to exceed three years from the end of the fiscal year in which they were incurred, and will reimburse the Adviser (or its affiliate) such amounts.  Reimbursement will be made as promptly as possible, but only to the extent it does not cause the Fund's ordinary operating expenses to exceed the Expense Limitation in effect at the time the expense was paid or absorbed.  The Expense Limitation Agreement will remain in effect until terminated by the Board of Managers.  None of the fees charged to the Master Fund by a Portfolio Fund will be subject to the Expense Limitation Agreement.  (See "Fees and Expenses.")

The purpose of the table above and the example below is to assist prospective investors in understanding the various costs and expenses investors in the Fund will bear directly or indirectly.  For a more complete description of the various fees and expenses of the Fund, see "The Adviser," "Fees and Expenses" and "Purchases of Units."  "Other Expenses," as shown above, is based on Fund net assets of approximately $31.5 million as of December 31, 2012.

EXAMPLE:

The example below is based on the fees and expenses set forth above and assumes that the Expense Limitation Agreement remains in effect for one year only (although it has an indefinite term), and also reflects the maximum 2% sales load that may be assessed on a $50,000 investment in the Fund.  It should not be considered a representation of future expenses.  Actual expenses may be greater or less than those shown.  The Fund's actual rate of return may be greater or less than the hypothetical 5% return assumed in the example.

An investor would pay the following expenses on a $50,000 investment, assuming a 5% annual return:*

1 Year	3 Years	5 Years	10 Years
$4,634	$11,699	$18,402	$33,700

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*  On an investment of $1,000, the Example would be as follows:

EXAMPLE:

An investor would pay the following expenses on a $1,000 investment, assuming a 5% annual return:

1 Year	3 Years	5 Years	10 Years
$93	$234	$368	$674

Please retain this Supplement for future reference.